John Hancock Bond Trust

John Hancock Focused High Yield Fund (the “fund”)

Supplement dated June 24, 2016 to the current Prospectuses and Statement of Additional Information, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund, a series of John Hancock Bond Trust, contained in the current Prospectus and Statement of Additional Information.

John Hancock Core High Yield Fund is anticipated to reorganize into John Hancock Focused High Yield Fund on or about October 28, 2016 (the “Reorganization”). Effective at the time of, and contingent upon, the Reorganization, the fund will change its name to John Hancock High Yield Fund. Accordingly, all references to John Hancock Focused High Yield Fund will be changed to reflect the fund’s new name upon the effective date of the Reorganization. The fund’s investment objective and investment strategies will not change in connection with the fund’s anticipated name change.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.